SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  July 18, 1995



                          HOECHST MARION ROUSSEL, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                   1-5829              44-0565557
- --------------            ---------------    --------------------
(State or other            (Commission            (IRS Employer
jurisdiction of            File Number)        Identification No.)
incorporation)



9300 Ward Parkway, Kansas City, Missouri                 64114
- -------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (816) 966-4000
                                                     --------------



                            MARION MERRELL DOW INC.
- --------------------------------------------------------------------
         (Former name or former address, if changed since last report)








                               Page 1 of 6 Pages

Item 5.   Other Events.
          -------------

          On July 18, 1995, H Pharma Acquisition Corp., a Delaware corporation ("Acquisition"), was merged with and into the Registrant, formerly named Marion Merrell Dow Inc. (the "Company"), pursuant to the Agreement and Plan of Merger dated as of May 3, 1995 (the "Merger Agreement"), by and among the Company, The Dow Chemical Company, Hoechst Corporation ("Parent") and Acquisition. Pursuant to the terms of the Merger Agreement, Registrant was the surviving corporation and became a wholly owned subsidiary of Parent. A copy of a press release issued by the Registrant on July 18, 1995 announcing the merger is attached hereto as
Exhibit 99 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits.

          Exhibit 99     Press Release issued by the Registrant on July 18,
                         1995.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HOECHST MARION ROUSSEL, INC.


Date:  July 18, 1995          By:    /s/ William K. Hoskins
                                     ----------------------
                                Name:   William K. Hoskins
                                Title:  Vice President, General
                                        Counsel and Corporate
                                        Secretary

                                 EXHIBIT INDEX
                                 -------------

Exhibit        Description                                       Page
- -------        -----------                                       ----

   99          Press Release issued by the Registrant              5
               on July 18, 1995